International Equity Portfolio
                          Global Fixed Income Portfolio
                           Growth and Income Portfolio
                            Capital Growth Portfolio

                      Supplement Dated December 26, 1995 to
                      Prospectuses dated: February 28, 1995

In August 1995, The Chase Manhattan Corporation and Chemical Banking Corporation announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which The Chase Manhattan Corporation will merge with Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation". Subsequent to the Holding Company Merger, The Chase Manhattan Bank, N.A. (the "Adviser"), will be merged with and into Chemical Bank, a New York banking corporation (the "Bank Merger"). Both the Holding Company Merger and Bank Merger are subject to certain conditions, including certain regulatory approvals.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current advisory agreement (the "Current Agreement") between each Portfolio and the Adviser provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger and the Bank Merger may be deemed to result in an assignment of each Current Agreement and, consequently, to terminate each Current Agreement in accordance with its terms. After the Holding Company Merger, the Adviser (or the successor thereto) will continue rendering services to the Portfolios under anticipated exemptive relief from the Securities and Exchange Commission and advisory services will not be impaired thereby.

The Registration Statement is hereby incorporated by reference.